UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	July 2, 2007

Loreto Corporation
(Exact name of Registrant as specified in its charter)

Nevada	333-140148	20-5308449
(State or other jurisdiction	(Commission File number)	(IRS Employer Identification No.)
of incorporation)

415 Laurel St. #219, San Diego, CA 92101
(Address of principal executive offices) (Zip Code)

(775) 352-4165
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the Registrant’s Current Report on Form 8-K amends Item 3.02 to correct the par value of the Registrant’s common stock.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On July 2, 2007, we issued 3,000,000 shares of our common stock, $0.0015 par value per share, to Magdalena Cruz, our President, Chief Executive Officer, Chief Financial Officer and director. Ms. Cruz has served as our officer and director from inception (June 28, 2006) without monetary compensation; this stock issuance was in exchange for her services. We are relying on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loreto Corporation

Date: November 9, 2007	By: /s/ Magdalena Cruz
Magdalena Cruz, President